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                                                                    EXHIBIT 23.4

                         (PRICEWATERHOUSECOOPERS LOGO)

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1880 Century Park East
                                                      Century City
                                                      West Los Angeles CA 90067
                                                      Telephone (310) 201 1700

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-9830 and 333-12800) of Lions Gate Entertainment Corp. of our report dated June 22, 2001 relating to the financial statements of Mandalay Pictures, LLC for the year ended March 31, 2001, which appear in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Century City, California
July 15, 2002